SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2017

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	1-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.   ☐

Item 7.01	Disclosure of Results of Operations and Financial Condition.

On June 30, 2017, Regency Centers Corporation (“Regency”) issued a press release, which is attached as Exhibit 99.1, that outlines the 2017 earnings impact to Net Income, NAREIT Funds from Operations and Core Funds from Operations to reflect the one-time costs that Regency will incur as a result of retiring certain mortgages and the redemption of all of the outstanding shares of its 6.0% Series 7 preferred shares.

The information in this report, referencing Net Income, NAREIT Funds from Operations and Core Funds from Operations, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any disclosure document relating to Regency, except to the extent, if any, expressly set forth by specific reference in such filing.

Forward-Looking Statements

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency with the Securities and Exchange Commission (the “SEC”), specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Item 8.01	Other Events.

On June 27, 2017, Regency Centers, L.P. (“RCLP”) and Regency, the general partner of RCLP, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC as representative of the several underwriters named therein, pursuant to which RCLP agreed to issue and sell an aggregate of $175,000,000 principal amount of its 3.600% Notes due 2027 (the “Additional 2027 Notes”) and an aggregate of $125,000,000 principal amount of its 4.400% Notes due 2047 (the “Additional 2047 Notes” and, together with the Additional 2027 Notes, the “Additional Notes”). The Additional Notes are guaranteed as to the payment of principal and interest by Regency. The offering of the Additional Notes closed on June 30, 2017.

On January 26, 2017, we issued $350,000,000 in aggregate principal amount of the 2027 Notes (the “Original 2027 Notes” and, together with the Additional 2027 Notes, the “2027 Notes”). The total aggregate principal amount outstanding of the 2027 Notes is now $525,000,000.

On January 26, 2017, we issued $300,000,000 in aggregate principal amount of the 2047 Notes (the “Original 2047 Notes”, together with the Original 2027 Notes, the “Original Notes” and, together with the Additional 2047 Notes, the “2047 Notes”). The total aggregate principal amount outstanding of the 2047 Notes is now $425,000,000.

The Additional Notes each form a single series with the Original Notes of the respective series, trade under the same respective CUSIP numbers, and have the same terms as to status, redemption or otherwise as the Original Notes of the respective series. Interest on the Additional Notes accrues from January 26, 2017.

The Additional 2027 Notes bear interest at a rate of 3.600% per annum and mature on February 1, 2027. The Additional 2047 Notes bear interest at a rate of 4.400% per annum and mature on February 1, 2047. The Additional 2027 Notes were sold at 100.379% of principal amount plus accrued interest and the Additional 2047 Notes were sold at 100.784% of principal amount plus accrued interest.

Interest on the Additional Notes are payable semi-annually in arrears on February 1 and August 1 of each year, beginning August 1, 2017, to holders of record on the immediately preceding January 15 and July 15.

The Additional Notes were issued pursuant to the terms of an Indenture dated as of December 5, 2001, as supplemented by the First Supplemental Indenture dated as of June 5, 2007, the Second Supplemental Indenture dated as of June 2, 2010, the Third Supplemental Indenture dated as of August 17, 2015 and the Fourth Supplemental Indenture dated as of January 26, 2017, each among RCLP, Regency, as guarantor, and U.S. Bank National Association, as trustee.

The foregoing is not a complete discussion of the Underwriting Agreement and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached to this Current Report on Form 8-K as Exhibit 1.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of June 27, 2017 among Regency Centers, L.P., Regency Centers Corporation, and Wells Fargo Securities, LLC as representative of the underwriters listed therein

4.1	Form of Global Note for 3.600% Notes due 2027 of Regency Centers, L.P. (incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed with the SEC on January 26, 2017)

4.2	Form of Global Note for 4.400% Notes due 2047 of Regency Centers, L.P. (incorporated by reference to Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed with the SEC on January 26, 2017)

4.3	Guarantee of Regency Centers Corporation (incorporated by reference to Exhibit 4.3 to the registrant’s Current Report on Form 8-K filed with the SEC on January 26, 2017)

4.4	Guarantee of Regency Centers Corporation (incorporated by reference to Exhibit 4.4 to the registrant’s Current Report on Form 8-K filed with the SEC on January 26, 2017)

5.1	Opinion of Foley & Lardner LLP as to the legality of the securities.

12.1	Statement regarding computation of consolidated ratio of earnings to fixed charges.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).

99.1	Press release issued June 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

June 30, 2017	By:	/s/ J. Christian Leavitt

J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P.

	By:	Regency Centers Corporation, its general partner

June 30, 2017	By:	/s/ J. Christian Leavitt

J. Christian Leavitt, Senior Vice President and Treasurer

4